Trust for Incentive	12 Months Ended
Dec. 31, 2024
Distribution Policy, Members or Limited Partners [Abstract]
Trust for Incentive

7. Trust for Incentive

In June 2022, the Company approved a long term incentive plan in the aggregate amount of $1.4 billion to all employees within the Company following the Company's successful COVID-19 campaign (the "Incentive Plan"). To implement the Incentive Plan, Sinovac Trust for Incentive (the "Trust") between Sinovac LS and CITIC Trust Co., Ltd (the "Trustee") has been set up.

The Company had the direct ability to control the Trust as the Trustee is required to act in accordance with the Trust deed and because the Company had the power to direct the activities of the Trust, the Trust was consolidated into the Company's consolidated financial statements. The assets held in the Trust that were being used as investments to satisfy the Company's obligations under the Incentive Plan were recorded in short-term investments and restricted cash in the amount of $550 million (2023 - $633 million, 2022 - $nil), and in long-term investments in the amount of $nil (2023 - $295 million, 2022 - $931 million) as of December 31, 2024.

The Company recognizes compensation expense for its multi-year Employee Incentive Plan over the service periods specified in the plan, which typically aligns with the periods during which employees earn the bonus form the Trust. $375 million were paid under the Incentive Plan during the year ended December 31, 2024 (2023 - nil, 2022 - $535 million). $244 million had been accrued as deferred compensation liability as of December 31, 2024 (2023 - $353 million, 2022 - $780 million).

In January 2026, the Trust terminated on the due date and all principal and income under the Trust had been fully distributed.